FMC
                         Salomon Smith Barney Conference
                                December 5, 2001


DISCLAIMER
--------------------------------------------------------------------------------

          SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION
                               REFORM ACT OF 1995:

These slides and the accompanying presentation contain "forward-looking statements" that represent management's best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.

Additional information concerning factors that may cause results to materially differ from those in the forward-looking statements is contained in the Company's periodic reports filed under the Securities Exchange Act of 1934, as amended.

The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.




FMC CORPORATION
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o    NEW COMPANY
O    NEW MANAGEMENT
O    NEW PERSPECTIVE



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RECENT REORGANIZATION
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O    OBJECTIVE

     - Split into two companies - chemicals (FMC) and machinery (FTI) - to create higher shareholder value

o    RATIONALE
     -    Focus
     -    Alignment
     -    Passion

O    TIMING
     -    IPO of 17% of FTI on 6/14/01
     -    Favorable tax ruling on 11/29/01
     -    Final distribution on 12/31/01


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"NEW" FMC: A CHEMICAL COMPANY
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BUSINESS SEGMENTS
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         AGRICULTURAL          INDUSTRIAL                SPECIALTY
             678                  1090                      492


END-MARKETS SERVED
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
 FOOD   PHARMACEUTICAL   AGRICULTURAL   GLASS   DETERGENT   PULP/PAPER   CHEMICAL   OTHER
  10%         8%              31%         5%       9%           4%           9%      24%


GLOBAL DIVERSITY
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NORTH AMERICA   EUROPE   ASIA PACIFIC   LATIN AMERICA   MIDDLE EAST/AFRICA
     47%          21%         12%            15%                5%


ALL CALCULATIONS INCLUDE 50% OF ASTARIS

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SIGNIFICANT COMPETITIVE POSITIONS
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o    INDUSTRIAL CHEMICALS
     -    #1 or #2 market positions
     -    Leader in low cost process technology and specialty niches

O    SPECIALTY CHEMICALS
     -    #1 market positions
     - Growth franchises in pharmaceuticals, food ingredients and energy storage

o    AGRICULTURAL PRODUCTS
     -    #1 pyrethroid company in cotton
     -    Leader in the development of novel insecticides


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DIVERSIFIED COST STRUCTURE
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O    BACKWARD INTEGRATED TO RAW MATERIALS
     -    Phosphorus (U.S.), Soda Ash, Lithium

o    GLOBAL SOURCING OF RENEWABLE RESOURCES
     -    Seaweed, Pulp

o    PURCHASED INTERMEDIATES
     - Limited petrochemical exposure and low incremental cost to our products

o    ENERGY
     -    Less than 6% of cost of sales


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STEADY CASH GENERATION
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HISTORICAL EBITDA GENERATION OF $400 ($'s, millions)

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                           1998              1999               2000
Corporate                 $ -35             $ -27              $ -21
Industrial                  195               207                178
Specialty                   115               111                127
Agricultural                105                87                114
                            16% Of Sales      16% Of Sales       19% Of Sales


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LOW CAPITAL INTENSITY
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o    Capital expenditures over next 3-5 years:
     -    $100 million/annum to support existing operations
     -    $30 million/annum to support environmental liabilities

o    Large environmental items are behind us:
     - Expected 2001 Pocatello remediation and closure outflows of $68 million
     -    Future outflows offset by tax benefit of asset abandonment


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INDUSTRIAL CHEMICALS SALES
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2001 SALES OF OVER $1 BILLION*
NORMALIZED EBITDA ~$200 MILLION

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FORET     PEROXIDES     ASTARIS     ALKALI
 21%         19%          21%         38%

*INCLUDES 50% OF ASTARIS' SALES FOR COMPARATIVE PURPOSES

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

SERVING DIVERSE END MARKETS
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
                                      PROCTER & GAMBLE
                 PPG                   LEVER/UNILEVER        NORSKE SKOG        DOW        PILLSBURY
          LOF/PILKINGTON              RECKITT BENCKISER      STORA ENSO        DUPONT       NABISCO       ASHLAND
ST. GOBAIN/BALL FOSTER/CERTAINTEED         COLGATE           FORT JAMES       OXYCHEM        PEPSI         VWR
----------------------------------    -----------------     -----------       --------     ---------     --------
                Glass                     Detergent         Pulp and Paper    Chemical        Food       All Other
                 12%                         19%                  8%             20%           7%           34%



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POSITIONED FOR AN UPTURN
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O    OVERALL, TOP LINE DRIVEN BY GDP

O    SENSITIVE SUPPLY/DEMAND DYNAMIC:
     -    Capacity utilizations moving above 90%
     -    Price increases in soda ash, peroxides and phosphorus

O    PUTTING PHOSPHORUS CHALLENGES IN THE PAST:
     -    Closure of Pocatello
     -    Elimination of $10 million in FMC operating costs
     -    Astaris' shift to PPA versus elemental sourced phosphorus
     -    Startup of PPA plant in Soda Springs, Idaho


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AGRICULTURAL PRODUCTS SALES
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2001 SALES OF OVER $650 MILLION
NORMALIZED EBITDA OF ~$120 MILLION

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HERBICIDES        INSECTICIDES
   26%                 74%


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EUROPE     ASIA     LATIN AMERICA     NORTH AMERICA
  14%      19%          26%               41%

Sources: Wood-Mackenzie, FMC


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NICHE STRATEGY:
INSECTICIDE/AMERICAS
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RESEARCH AND DEVELOPMENT:
-------------------------
o Insecticide focused R&D leveraging label expansions near-term and complimentary alliance partners

o    Genomics-based approach to insecticide discovery


MARKET ACCESS:
--------------
o    Direct distribution in Americas

o Partnerships in Asia and Europe to gain access, reduce cost and extend product offerings

o    Opportunities to streamline S&A costs and expand reach on a global basis


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HEALTHY DEVELOPMENT PIPELINE
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NEAR-TERM:
----------
o    Growth in pyrethroid and carfentrazone market share

o    Label expansions in carfentrazone and zeta-cypermethrin


LONGER-TERM:
------------
o    ISK partnership to commercialize "new-to-industry" insecticide

o Devgen collaboration to identify new target sites and new corresponding classes of insecticides


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SPECIALTY CHEMICAL SALES
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2001 SALES OF OVER $475 MILLION
NORMALIZED EBITDA OF ~$125 MILLION

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BIOPOLYMER     LITHIUM
   74%           26%


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ALGIN & OTHER     CELLU.     CARRAGEENAN
    16%            49%           35%


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DOWN-STREAM     UP-STREAM
    75%            25%


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BIOPOLYMER: OVER 80% IN TWO GROWTH FRANCHISES
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

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STRUCTURAL AND TEXTURAL FOOD INGREDIENTS:
-----------------------------------------

$4B MARKET
(in millions)

Emulsifiers   Starches   Proteins   Gelatin   Carrageenan   Pectin   Xanthan   Cellulosics   Alginates   Other
   $850         $650       $600      $540        $300        $300     $225        $150         $100      $500


-----------------------------------------
        MARKET GROWTH AND SHARE
-----------------------------------------
                      GROWTH     SHARE
                      ------     -----
   CARRAGEENAN          4%         #1
   CELLULOSICS          5%         #1
   ALGINATES            3%         #1
-----------------------------------------


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PHARMACEUTICAL FORMULATION CHEMICALS:
-------------------------------------
$2.2B MARKET
(in millions)

Sterile Water   Coatings/Colors   Fillers   Binders   Disintigrants   Sweeteners   Hydro-colloids   Other
    $375             $400          $275      $250         $150           $175           $50          $525


-----------------------------------------
        MARKET GROWTH AND SHARE
-----------------------------------------
                      GROWTH     SHARE
                      ------     -----
   Coatings/Colors      6%         #3
   Binders              5%         #1
   Disintigrants        4%         #2
   Hydro-colloids       4%         #1
-----------------------------------------


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LITHIUM: STRATEGIC FOCUS ON DOWNSTREAM MARKETS
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o    PHARMACEUTICALS

O    SPECIALTY POLYMERS

O    LIFETIME[REGISTERED] AND RENEW[REGISTERED] ASR CONCRETE TECHNOLOGIES

O    SECONDARY BATTERIES

O    ELECTRIC AND HYBRID ELECTRIC VEHICLES



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EXPERIENCED MANAGEMENT TEAM
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o    BILL WALTER, PRESIDENT AND CEO
     -    27 years with FMC.  Recently EVP; managed Specialty Chemicals.

o    KIM FOSTER, SR. VICE PRESIDENT AND CFO
     -    23 years with FMC.  Recently managed Agricultural Products.

o    BOB HARRIES, SR. VICE PRESIDENT
     -    24 years with FMC.  Manages Industrial Chemicals.


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NEW PERSPECTIVE GOING FORWARD
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o    PORTFOLIO OF GOOD, STRONG BUSINESSES

O    OPERATING AT A CYCLICAL TROUGH

O    GROSSLY UNDERVALUED STOCK

O    DISSATISFIED WITH STATUS QUO


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GROSSLY UNDERVALUED (P/E)
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

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--------------------------------
   2001E V. 2000 EPS CHANGE:
   -------------------------
   AVERAGE:          -47%
   FMC:              -37%
--------------------------------

11/28/01 PRICE TO ESTIMATED 2001 EPS

 SOI      DOW      GLK      ROH      CK      DD       FOE      IFF      EMN      EC      ALB     CYT     FMC
57.75    56.36    52.04    40.5     38.95   36.98    21.94    21.79    19.17    16.19   15.26   13.95    9.97



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GROSSLY UNDERVALUED (EV/EBITDA)
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

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--------------------------------
     12 MOS. EBITDA/SALES:
     ---------------------
     AVERAGE:          15%
     FMC:              17%
--------------------------------

9/30/01 EV/EBITDA

FOE       DOW      DD      IFF      ROH      SOI      EC      CK      EMN      GLK     FMC      ALB       CYT
15.2      12.5    10.2     9.8      9.1      8.8     7.8      6.3     5.9      5.6     5.6      5.4       4.7


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DISSATISFIED WITH STATUS QUO
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

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FMC STOCK PRICE OVER
PAST 5 YEARS

$/SHARE

YEAR   JAN.      FEB.      MARCH    APRIL    MAY      JUNE       JULY     AUGUST    SEPT.    OCT.      NOV.      DEC.
1996                                                                                                   77.25     70.125
1997   70.125    68.75     61.25    67.125   72       79.4375    85.75    83.0625   88.75    80.8125   73.0625   67.3125
1998   67.25     72.375    78.5     77.5625  76.4375  68.1875    63.875   51.75     51.5625  51.0625   58.125    56
1999   54.0625   51.1875   49.375   65       66.1875  68.3125    69.75    58.25     48.25    40.6875   48.5      57.3125
2000   53.75     48.3125   56.5     58.1875  60.75    58.0469    60.25    67.8125   67.0625  76        67.875    71.6875
2001   70.36     76.76     73.64    71.69    76.32    68.56      66.53    62.49     48.99    47.46


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DIRECTION OF "NEW" FMC
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o    NEAR-TERM FOCUS ON BALANCE SHEET

o    EVERYTHING ON THE TABLE

o    COMMITMENT TO UNLOCKING SHAREHOLDER VALUE

o    CASH METRICS TO MANAGE THE BUSINESS:
     -    EBITDA growth
     -    Spread over cost of capital
     -    Free cash flow generation


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FMC CORPORATION
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o    NEW COMPANY
O    NEW MANAGEMENT
O    NEW PERSPECTIVE


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